UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2024

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering Drive, Suite 400
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On July 16, 2024, based on the recommendation of the Nominating, Governance and Sustainability committee of the Board of Directors (the “Board”) of Comfort Systems USA, Inc. (the “Company), the Board appointed Gaurav Kapoor as a director commencing on August 1, 2024. Mr. Kapoor has also been appointed as a member of the Audit Committee, effective August 1, 2024.

Mr. Kapoor will be compensated for his service on the Company’s Board in the same manner as the Company’s other non-employee directors. The Company’s compensation package for non-employee directors consists of an annual retainer of $80,000, additional fees for service as the chair of a committee or chair of the Board, and an annual award of fully vested shares of the Company’s common stock having a maximum fair market value on the grant date equal to $160,000. Additional details about the Company’s non-employee director compensation program is available on pages 26 and 27 of the Company’s most recent proxy statement, filed with the SEC on April 8, 2024. In connection with his appointment to the Board, Mr. Kapoor will enter into the Company’s standard director indemnification agreement. There are no arrangements or understandings between Mr. Kapoor and any other person pursuant to which Mr. Kapoor was appointed as a director, and Mr. Kapoor is not a party to any transaction with the Company reportable pursuant to Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On July 19, 2024, the Company issued a press release announcing Mr. Kapoor’s appointment to the Board. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

(d)            Exhibits.

99.1	Press Release of Comfort Systems USA, Inc. dated July 19, 2024, announcing the Appointment of Gaurav Kapoor to the Company’s Board of Directors.

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release of Comfort Systems USA, Inc. dated July 19, 2024, announcing the Appointment of Gaurav Kapoor to the Company’s Board of Directors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:	/s/ Laura F. Howell
Laura F. Howell, Senior Vice President and General Counsel

Date:      July 19, 2024

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